October 21, 2022

ULTIMUS MANAGERS TRUST

Blueprint Adaptive Growth Allocation Fund

Supplement to the Prospectus

dated June 28, 2022

This supplement updates certain information contained in the statutory Prospectus for the Blueprint Adaptive Growth Allocation Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information (“SAI”), free of charge, by calling 1-866-983-4525 or by visiting the Fund’s website at www.blueprintmutualfunds.com.

The following paragraph is added after the fifth paragraph of the “Investment Strategies” sub-section in the section entitled “Additional Information Regarding The Fund’s Investment Objective, Investment Strategies and Related Risks” on page 13 of the Prospectus:

“The Sub-Adviser’s investment process considers the realization of capital gains as one factor in making investment decisions for the Fund, and, while no one factor is determinative in the investment process, tax-loss harvesting (i.e., selling positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund) is opportunistically implemented in the Fund’s portfolio when determined to be appropriate by the Sub-Adviser.”

Investors should retain this supplement for future reference.